UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2004

Developers Diversified Realty Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	001-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Enterprise, Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)

(216) 755-5500

(Registrant’s telephone number,
including area code)

Item 5. Other Events.

     On January 20, 2004, Developers Diversified Realty Corporation, an Ohio Corporation (“DDR”) began an underwritten public offering of $275 million aggregate principal amount of DDR’s 3.875% Notes due 2009, to be issued under DDR’s previously filed Registration Statement on Form S-3 (File No. 333-108361) (the “Registration Statement”).

Item 7. Financial Statements and Exhibits.

(c)    Exhibits.

     The following Exhibits are filed as part of this report and as Exhibits to the Registration Statement:

Exhibit 1	Underwriting Agreement, dated as of January 20, 2004

Exhibit 4.1	Form of 3.875% Notes due 2004

Exhibit 4.2	Form of Third Supplemental Indenture to be entered into on January 23, 2004, between Developers Diversified Corporation and National City Bank, as Trustee

Exhibit 12	Computation of Ratio of Earnings to Fixed Charges

Exhibit 23	Consent of Ernst &Young LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation

Date: January 22, 2004	By:	/s/ William H. Schafer

William H. Schafer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 1	Underwriting Agreement, dated as of January 20, 2004

Exhibit 4.1	Form of 3.875% Notes due 2009

Exhibit 4.2	Form of Third Supplemental Indenture to be entered into on January 23, 2004, between Developers Diversified Corporation and National Bank, as Trustee

Exhibit 12	Computation of Ratio of Earnings to Fixed Charges

Exhibit 23	Consent of Ernst &Young LLP